UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 28, 2025

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC
Series A Liberty Live Common Stock	LLYVA	The Nasdaq Stock Market LLC
Series C Liberty Live Common Stock	LLYVK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on May 28, 2025, LN Holdings 1, LLC (“LNSPV”), an indirect wholly owned subsidiary of Liberty Media Corporation (“Liberty Media”), entered into certain agreements (the “2025 Forward Contracts”) establishing the terms and conditions of variable forward transactions (sometimes referred to as collar transactions) with each of Banco Santander, S.A., Citibank, N.A., Morgan Stanley Bank, N.A., and Mizuho Markets Americas LLC (collectively, the “Dealers”).  The 2025 Forward Contracts, in the aggregate, obligate LNSPV to deliver to the Dealers (or any of their respective assignees thereof in accordance with each of the 2025 Forward Contracts) up to an aggregate of 10,488,960 shares (the “Number of Shares”) of the common stock, par value $0.01 per share (the “Common Stock”), of Live Nation Entertainment, Inc. (“Live Nation”), based on the share prices for the Common Stock over a specified period ending in the first quarter of 2027 (the “Valuation Period”). Alternatively, LNSPV may choose to deliver an amount of cash based on a measure of the average share price over the Valuation Period.

The Initial Share Price, Forward Floor Price and Forward Cap Price (each as defined in the 2025 Forward Contracts) for each of the 2025 Forward Contracts were set at $137.4500, $109.9600 and $179.3723, respectively. Accordingly, if LNSPV elects to receive prepayment amounts and elects share settlement, LNSPV will be obligated to deliver fewer than the Number of Shares if (and to the extent that) on one or more trading days during the Valuation Period the average per share price is more than $109.9600.  As noted above, alternatively LNSPV may choose to deliver a cash amount in lieu of delivering such shares.

As previously disclosed, the 2025 Forward Contracts were entered into in contemplation of the previously announced split-off of Liberty Media’s Liberty Live Group (the “Split-Off”), which will be effected through a redemption of Liberty Media’s Liberty Live common stock in exchange for common stock of a newly formed company, Liberty Live Holdings, Inc. (“SplitCo”). As part of the Split-Off, SplitCo will assume certain assets and liabilities attributed to Liberty Media’s Liberty Live Group, including all of Liberty Media’s equity interests in Live Nation and Liberty Media’s 2.375% exchangeable senior debentures due 2053 (the “Debentures”), and will own all of the interests of LNSPV, including its rights and obligations under the 2025 Forward Contracts. The assumption of the Debentures by SplitCo in connection with the Split-Off entitles the holders of the Debentures, for a brief period after the Split-Off, to the right to either put at par or exchange their Debentures for shares of Common Stock, or an equivalent cash amount, at the election of SplitCo, on the terms described in the indenture under which the Debentures were issued. Upon a put or exchange of the Debentures by the holders thereof, it is anticipated that SplitCo, as the obligor under the Debentures following the Split-Off, will settle such puts or exchanges, if any, in cash. The 2025 Forward Contracts allow LNSPV to elect to receive prepayment amounts up to the present value at such time or times of approximately $1.15 billion from the Dealers, in the aggregate, which is intended to provide an attractive source of liquidity, if needed, to SplitCo to satisfy such puts or exchanges. SplitCo does not intend to cause LNSPV to receive any such prepayment amounts under the 2025 Forward Contracts unless necessary to cash settle puts or exchanges made by holders of the Debentures.

LNSPV has agreed to pledge a number of shares of Common Stock equal to the Number of Shares (the “Pledge Shares”) to secure its obligations under the 2025 Forward Contracts; however, LNSPV will retain voting rights in the Pledge Shares during the term of the pledge, absent a default under the 2025 Forward Contracts. There is no change to Liberty Media’s beneficial ownership in Live Nation as a result of entering into the 2025 Forward Contracts, which was approximately 30% as of March 31, 2025.

The foregoing summary of the 2025 Forward Contracts does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Form of Master Forward Confirmation, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Master Forward Confirmation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

Cautionary Note Regarding Forward-Looking Statements

This report includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including certain statements relating to the completion of the proposed transaction (including the allocation of assets and liabilities), proposed use of proceeds of the 2025 Forward Contracts by SplitCo and other matters related to such proposed transaction. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements generally can be identified by phrases such as “possible,” “potential,” “intends” or “expects” or other words or phrases of similar import or future or conditional verbs such as “will,” “may,” “might,” “should,” “would,” “could,” or similar variations. These forward-looking statements involve many risks and uncertainties that could cause actual results and the timing of events to differ materially from those expressed or implied by such statements, including, but not limited to: there may be significant transaction costs in connection with the proposed transaction (including significant tax liability); Liberty Media and/or SplitCo may not realize the potential benefits of the proposed transaction in the near term or at all; the satisfaction of all conditions to the proposed transaction; the proposed transaction may not be consummated; unfavorable outcome of legal proceedings; risks inherent to the business may result in additional strategic and operational risks, which may impact Liberty Media and/or SplitCo’s risk profiles, which each company may not be able to mitigate effectively; and other risks and uncertainties detailed in periodic reports that Liberty Media files with the SEC. These forward-looking statements speak only as of the date of this report, and Liberty Media expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Liberty Media’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Liberty Media, including its most recent Forms 10-K and 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports Liberty Media subsequently files with the SEC, for additional information about Liberty Media and about the risks and uncertainties related to Liberty Media’s businesses which may affect the statements made in this report.

Additional Information

Nothing in this report shall constitute a solicitation to buy or an offer to sell shares of common stock of Liberty Media or SplitCo. The proposed offer and issuance of shares of SplitCo common stock in the proposed transaction will be made only pursuant to an effective registration statement on Form S-4, including a proxy statement and a notice of meeting and action of Liberty Media and prospectus of SplitCo. LIBERTY MEDIA STOCKHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT WHEN IT IS AVAILABLE, TOGETHER WITH ALL RELEVANT SEC FILINGS REGARDING THE PROPOSED TRANSACTION, AND ANY OTHER RELEVANT DOCUMENTS FILED AS EXHIBITS THEREWITH, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. After the registration statement is declared effective, the proxy statement/notice/prospectus and other relevant materials for the proposed transaction will be mailed to all holders of Liberty Media’s LLYVA and LLYVB common stock. Copies of these SEC filings will be available, free of charge, at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Liberty Media Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (877) 772-1518.

Participants in a Solicitation

Liberty Media anticipates that the following individuals will be participants (the “Liberty Media Participants”) in the solicitation of proxies from holders of Liberty Media’s LLYVA and LLYVB common stock in connection with the proposed transaction: John C. Malone, Chairman of the Liberty Media Board of Directors, Robert R. Bennett, Chase Carey, Brian M. Deevy, M. Ian G. Gilchrist, Evan D. Malone, Larry E. Romrell, and Andrea L. Wong, all of whom are members of the Liberty Media Board of Directors, and Derek Chang, Liberty Media’s President and Chief Executive Officer and a member of the Liberty Media Board of Directors, Brian J. Wendling, Liberty Media’s Chief Accounting Officer and Principal Financial Officer, and Renee L. Wilm, Liberty Media’s Chief Legal Officer and Chief Administrative Officer. Information regarding the Liberty Media Participants, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the caption “Security Ownership of Certain Beneficial Owners and Management—Security Ownership of Management” contained in Liberty Media’s proxy statement on Schedule 14A (the “Proxy Statement”), which was filed with the SEC on March 28, 2025 and is available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0001560385/000110465925029081/tm252442-2_def14a.htm. To the extent that certain Liberty Media Participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at: https://www.sec.gov/edgar/browse/?CIK=1560385&owner=exclude. Additional information regarding the Liberty Media Participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for Liberty Media’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the contemplated transactions when they become available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2025

LIBERTY MEDIA CORPORATION

By:	/s/ Brittany A. Uthoff
Name: Brittany A. Uthoff
Title: Vice President and Assistant Secretary